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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) MARCH 14, 1995


                         R.R. DONNELLEY & SONS COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-4694                   36-1004130
     (State or other       (Commission file number)         (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)


         77 WEST WACKER DRIVE,
           CHICAGO, ILLINOIS                             60601
    (Address of principal executive                    (Zip Code)
                offices)


                 Registrant's Telephone Number  (312) 326-8000


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ITEM 5. Other Events

  On February 21, 1995, the company filed a Current Report on Form 8-K with the company's 1994 Consolidated Financial Statements, Notes to Consolidated Financial Statements, Report of Independent Public Accountants, Management's Discussion and Analysis of Results of Operations and Management's Discussion and Analysis of Financial Condition included as Exhibit 99 and incorporated by reference therein. In the Notes to Consolidated Financial Statements, under the heading "Commitments and Contingencies", the company disclosed the filing in California state court of a purported class action lawsuit against its wholly owned subsidiary, Metromail Corporation ("Metromail"), alleging, among other things, that inclusion of certain information in Metromail databases resulted in invasions of privacy in violation of laws. The case was removed from state court to the U.S. District Court for the Central District of California, and in an order dated March 8, 1995 the U.S. District Court dismissed the lawsuit on the joint motion of the parties. The U.S. District Court found, among other things, that the action was not legally maintainable as a class action.

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                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          R.R. Donnelley & Sons Company

        March 14, 1995                      /s/ Deborah M. Regan
Date
  ---------------------------             By-----------------------------------
                                            Deborah M. Regan
                                            Vice President and Secretary
                                            (Authorized Officer)

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